EXHIBIT 10.1

PROVINCE OF BRITISH COLUMBIA	Ministry of Mines, Energy and Minerals
Division-Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

406353
Mining Division	Tenure No.

Gold Commissioner	Date of Record

APPLICATION TO RECORD A 2 POST CLAIM

I, Lloyd Tattersall, Name of Locator, Box 1365 150 Mile House, British Columbia, V0K 2G0, (250) 243-2425, Client Number 126457, Agent for Glengarry Development Corp. Box 27073 - 1395 Marine Drive, West Vancouver, British Columbia, V7T 2X8, (604) 922-6998, Client Number 145065, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map No.93AD53, in the Caribou Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

Take the Mitchell Bay Road from Gavin Lake I.P. is 1500 m. north westernly of where Hazetine Creek crosses Mitchell Bay Road.

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 711595 M INITIAL POST (No. 1)

CLAIM NAME	KI
LOCATOR	Lloyd Tattersall
AGENT FOR	Glengarry Development Corp.
DATE COMMENCED	October 30, 2003
TIME COMMENCED	10:00 am
DIR. TO F.P.	90%
METERS TO RIGHT	0 meters
METERS TO LEFT	500 meters

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

CLAIM NAME	KI
LOCATOR	Lloyd Tattersall
AGENT FOR	Glengarry Development Corp.
DIST. FROM I.P.	500 meters
DATE COMPLETED	October 30, 2003
TIME COMPLETED	11:00 am

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

ACKNOWLEDGMENTS

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.

/s/ Lloyd Tattersall
Signature of Locator

[FILE STAMP]